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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 14, 1996



                                 JOSTENS, INC.
             (Exact name of registrant as specified in its charter)



       MINNESOTA                1-5064              41-0343440
(State of Incorporation)   (Commission File      (I.R.S. Employer
                             File Number)       Identification No.)



            5501 NORMAN CENTER DRIVE, MINNEAPOLIS, MINNESOTA  55437
               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:(612) 830-3300
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 Item 5. Other Events. On June 14, 1996, the Company issued a press release. The
 Company also indicated that it is examining the possibility of changing its fiscal year end from June 30 to December 31.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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a.   Financial statements of businesses acquired.  Not applicable.
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b.   Pro forma financial information.  Not applicable.
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c.   Exhibits.
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                  28.1      Press Release dated June 14, 1996.
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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      JOSTENS, INC.
                                      (Registrant)



                                      By:
                                           Robert C. Buhrmaster
                                           President and Chief Executive Officer



                             Dated:  June __, 1996
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                               INDEX TO EXHIBITS
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Exhibit   Page
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28.1      Press release dated June 14, 1996.